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                            AGREEMENT OF JOINT FILING

     The parties listed below agree that the Amendment No. 20 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 7, 2002


                                 AIMCO PROPERTIES, L.P.

                                 By: AIMCO-GP, INC.
                                     (General Partner)


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President

                                 AIMCO-GP, INC.


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President

                                 APARTMENT INVESTMENT AND
                                 MANAGEMENT COMPANY


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President


                                 INSIGNIA PROPERTIES, L.P.


                                 By:  AIMCO/IPT, INC.
                                      (General Partner)


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President




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                                 AIMCO/IPT, INC.


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President


                                 COOPER RIVER PROPERTIES,
                                 L.L.C.


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President


                                 BROAD RIVER PROPERTIES,
                                 L.L.C.


                                 By:  /s/ Patrick J. Foye
                                    ------------------------------------
                                          Executive Vice President